EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Xilio Therapeutics, Inc. (the “Company”) for the three months ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, René Russo, President and Chief Executive Officer of the Company, and Christopher Frankenfield, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ René Russo	/s/ Christopher Frankenfield
Name: René Russo	Name: Christopher Frankenfield
Title: President and Chief Executive Officer	Title: Chief Financial Officer and Chief Operating Officer
(Principal Executive Officer)	(Principal Financial and Accounting Officer)

Date: August 12, 2026	Date: August 12, 2026